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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): MARCH 12, 1998 (MARCH 2, 1998)





                                  CIBER, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




               DELAWARE               0-23488                 38-2046833
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)           Identification No.)



  5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO             80111
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:  (303) 220-0100
                                                         ----------------

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                                    CIBER, Inc.
                      Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On March 2, 1998, CIBER, Inc. issued 191,301 shares of its common stock and assumed substantially of the liabilities of Advanced Systems Engineering, Inc. ("ASE") in exchange for all of the assets of ASE. This business combination will be accounted for as a pooling of interests.

     On March 2, 1998, CIBER, Inc. issued 265,455 shares of its common stock and assumed substantially of the liabilities of Computer Resource Associates, Inc. ("CRA") in exchange for all of the assets of CRA. This business combination will be accounted for as a pooling of interests.




ITEM 7 (C). EXHIBITS.

99.1 News Release dated March 2, 1998 announcing the merger with Advanced Systems Engineering, Inc.

99.2 News Release dated March 2, 1998 announcing the merger with Computer Resource Associates, Inc.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CIBER, INC.



Date:     March 12, 1998           By:  /s/ CHRISTOPHER L. LOFFREDO
                                      ---------------------------------------
                                       Christopher L. Loffredo
                                       V.P./Chief Accounting Officer